UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                      ____________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 OR 15(d) of the
                 Securities Exchange Act of 1934

                 Date of Report:  June 26, 2006
                (Date of earliest event reported)

                        INTEL CORPORATION
     (Exact name of registrant as specified in its charter)


      Delaware               000-06217             94-1672743
   (State or other          (Commission          (IRS Employer
    jurisdiction
  of incorporation)         File Number)      Identification No.)

  2200 Mission College Blvd., Santa Clara,         95054-1549
                 California
  (Address of principal executive offices)         (Zip Code)

                         (408) 765-8080
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item         Regulation FD Disclosure.
7.01
             Attached hereto as Exhibit 99.1 and incorporated  by
             reference  herein  is a press release  describing  a
             transaction  between Intel Corporation  and  Marvell
             Technology  Group,  Ltd.  The  information  in  this
             report  shall  be deemed incorporated  by  reference
             into   any  registration  statement  heretofore   or
             hereafter  filed under the Securities Act  of  1933,
             as   amended,  except  to  the  extent   that   such
             information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 INTEL CORPORATION
                                 (Registrant)


                                 By:  /s/ Cary I. Klafter
                                      -------------------
                                      Cary I. Klafter
Date:  June 27, 2006                  Secretary